UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2022

GrandSouth Bancorporation

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-31937	57-1104394
(Commission File Number)	(IRS Employer Identification No.)

381 Halton Road, Greenville, South Carolina	29607
(Address of principal executive offices)	(Zip Code)

(864) 770-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of GrandSouth Bancorporation (the “Company”) was held on May 18, 2022 at 5:00 p.m. at the Company’s principal executive office located at 381 Halton Road, Greenville, South Carolina 29607. Of the 5,198,542 shares of the Company’s common stock outstanding at the Annual Meeting, there were present in person or by proxy 3,843,904 shares, representing approximately 73.94% of the total outstanding eligible votes. At the Annual Meeting, the shareholders of the Company: (1) elected thirteen directors to each serve a one-year term on the Company’s board of directors; (2) approved an advisory resolution to approve the compensation of the Company’s named executive officers; and (3) ratified the appointment of Elliott Davis, LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022.

The final results of voting on each of the matters submitted to a vote of shareholders during the Annual Meeting are as follows:

1.       To elect thirteen directors each to serve a one-year term expiring at the 2023 annual meeting of shareholders or until their respective successors are duly elected and qualified:

Directors:	For	Withhold	Abstain	Broker Non-Vote
Mason Y. Garrett	3,241,778	6,149	4,400	591,577
Harold E. Garrett	3,244,852	3,075	4,400	591,577
John B. Garrett	3,243,352	4,575	4,400	591,577
Michael L. Gault	3,242,840	7,686	1,801	591,577
Baety O. Gross, Jr.	3,242,740	7,786	1,801	591,577
S. Hunter Howard, Jr.	3,244,277	6,249	1,801	591,577
Anthony P. Morgan	3,247,351	3,075	1,901	591,577
J. Randolph Potter	3,242,740	7,686	1,901	591,577
J. Calhoun Pruitt, Jr.	3,242,777	7,649	1,901	591,577
Edward M. Rast, Jr.	3,245,914	4,612	1,801	591,577
James B. Schwiers	3,244,713	3,075	4,539	591,577
John W. Shealy, Jr.	3,245,814	4,612	1,901	591,577
LeeAnn Weber	3,247,451	3,075	1,801	591,577

2.       A non-binding, advisory vote, to approve the compensation of the Company’s named executive officers (the “say-on-pay” vote):

For	Against	Abstain	Broker Non-Vote
3,240,699	8,988	2,640	591,577

3.       To ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022:

For	Against	Abstain
3,843,801	3	100

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANDSOUTH BANCORPORATION

By:	/s/ John B. Garrett
Name:	John B. Garrett
Title:	Chief Financial Officer

Dated: May 20, 2022